SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 14, 2004

                          RIVIERA HOLDINGS CORPORATION
             (exact name of registrant as specified in its charter)


    Nevada                  000-21430                         88-0296885
(State of                  (Commission                      (IRS Employer
Incorporation)             File Number)                    Identification No.)


2901 Las Vegas Boulevard
Las Vegas, Nevada                                                 89109
(Address of principal office)                                  (Zip code)

Registrant's Telephone number,                               (702) 794-9527
    including area code




Item 5. Other Events

On May 14, 2004, Riviera Holdings Corporation announced through a press release that management would present at the Bear Stearns 13th Annual Global Credit Conference on Tuesday, May 18, 2004 in New York City.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

             (a) Not Applicable

             (b) Not Applicable

             (c) Exhibits





Exhibit 99  Riviera Holdings Corporation Press Release dated May 14, 2004

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 17, 2004                                RIVIERA HOLDINGS CORPORATION


                                                     By: /s/ Duane Krohn
                                                     Treasurer and CFO

                      EXHIBIT INDEX

Exhibit
Number                 Description

  99       Riviera Holdings Corporation Press Release dated May 14, 2004.